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                                                                  EXECUTION COPY










                                  TRUST AGREEMENT

                             Dated as of July 21, 1998

                                      between

                         ARCADIA RECEIVABLES FINANCE CORP.

                                        and

                              WILMINGTON TRUST COMPANY
                                   Owner Trustee




                 ARCADIA AUTOMOBILE RECEIVABLES WAREHOUSE TRUST
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                                TABLE OF CONTENTS

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                                                                                  PAGE
ARTICLE I      DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
   Section 1.1.   Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . .  1
   Section 1.2.   Usage of Terms . . . . . . . . . . . . . . . . . . . . . . . . .  2
   Section 1.3.   Section References . . . . . . . . . . . . . . . . . . . . . . .  3
ARTICLE II     CREATION OF TRUST . . . . . . . . . . . . . . . . . . . . . . . . .  3
   Section 2.1.   Creation of Trust. . . . . . . . . . . . . . . . . . . . . . . .  3
   Section 2.2.   Office . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
   Section 2.3.   Purposes and Powers. . . . . . . . . . . . . . . . . . . . . . .  3
   Section 2.4.   Appointment of Owner Trustee . . . . . . . . . . . . . . . . . .  4
   Section 2.5.   Initial Capital Contribution of Trust Property . . . . . . . . .  4
   Section 2.6.   Declaration of Trust . . . . . . . . . . . . . . . . . . . . . .  4
   Section 2.7.   Title to Trust Property. . . . . . . . . . . . . . . . . . . . .  4
   Section 2.8.   Situs of Trust . . . . . . . . . . . . . . . . . . . . . . . . .  5
   Section 2.9.   Representations and Warranties of the Depositor and the Owner. .  5
ARTICLE III    THE CERTIFICATE . . . . . . . . . . . . . . . . . . . . . . . . . .  6
   Section 3.1.   Initial Ownership. . . . . . . . . . . . . . . . . . . . . . . .  6
   Section 3.2.   The Certificate. . . . . . . . . . . . . . . . . . . . . . . . .  6
   Section 3.3.   Authentication of Certificates . . . . . . . . . . . . . . . . .  6
ARTICLE IV     ACTIONS BY OWNER TRUSTEE. . . . . . . . . . . . . . . . . . . . . .  7
   Section 4.1.   Prior Notice to Owner with Respect to Certain Matters. . . . . .  7
   Section 4.2.   Action by Owner with Respect to Bankruptcy . . . . . . . . . . .  7
   Section 4.3.   Restrictions on Power. . . . . . . . . . . . . . . . . . . . . .  7
ARTICLE V      AUTHORITY AND DUTIES OF OWNER TRUSTEE . . . . . . . . . . . . . . .  8
   Section 5.1.   General Authority. . . . . . . . . . . . . . . . . . . . . . . .  8
   Section 5.2.   General Duties . . . . . . . . . . . . . . . . . . . . . . . . .  8
   Section 5.3.   Action upon Instruction. . . . . . . . . . . . . . . . . . . . .  8
   Section 5.4.   No Duties Except as Specified in this Agreement or in
                   Instructions. . . . . . . . . . . . . . . . . . . . . . . . . .  9
   Section 5.5.   No Action Except under Specified Documents or Instructions . . . 10
   Section 5.6.   Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . 10
   Section 5.7.   Administration Agreement . . . . . . . . . . . . . . . . . . . . 10
ARTICLE VI     CONCERNING THE OWNER TRUSTEE. . . . . . . . . . . . . . . . . . . . 11
   Section 6.1.   Acceptance of Trustee and Duties . . . . . . . . . . . . . . . . 11
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                               TABLE OF CONTENTS
                                  (CONTINUED)
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   Section 6.2.   Furnishing of Documents. . . . . . . . . . . . . . . . . . . . . 12
   Section 6.3.   Representations and Warranties . . . . . . . . . . . . . . . . . 12
   Section 6.4.   Reliance; Advice of Counsel. . . . . . . . . . . . . . . . . . . 13
   Section 6.5.   Not Acting in Individual Capacity. . . . . . . . . . . . . . . . 13
   Section 6.6.   Owner Trustee Not Liable for Certificate, Notes or
                   Receivables . . . . . . . . . . . . . . . . . . . . . . . . . . 13
   Section 6.7.   Owner Trustee May Own Notes. . . . . . . . . . . . . . . . . . . 14
ARTICLE VII    COMPENSATION OF OWNER TRUSTEE . . . . . . . . . . . . . . . . . . . 14
   Section 7.1.   Owner Trustee's Fees and Expenses. . . . . . . . . . . . . . . . 14
   Section 7.2.   Non-Recourse Obligations . . . . . . . . . . . . . . . . . . . . 14
ARTICLE VIII   TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
   Section 8.1.   Termination of the Trust . . . . . . . . . . . . . . . . . . . . 15
ARTICLE IX     SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES. . . . . . . 15
   Section 9.1.   Eligibility Requirements for Owner Trustee . . . . . . . . . . . 15
   Section 9.2.   Resignation or Removal of Owner Trustee. . . . . . . . . . . . . 16
   Section 9.3.   Successor Owner Trustee. . . . . . . . . . . . . . . . . . . . . 16
   Section 9.4.   Merger or Consolidation of Owner Trustee . . . . . . . . . . . . 17
   Section 9.5.   Appointment of Co-Trustee or Separate Trustee. . . . . . . . . . 17
ARTICLE X      MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . . . . . . . . . 18
   Section 10.1.  Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
   Section 10.2.  No Recourse. . . . . . . . . . . . . . . . . . . . . . . . . . . 19
   Section 10.3.  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . 20
   Section 10.4.  Severability of Provisions . . . . . . . . . . . . . . . . . . . 20
   Section 10.5.  Certificate Nonassessable and Fully Paid . . . . . . . . . . . . 20
   Section 10.6.  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . 20
   Section 10.7.  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
   Section 10.8.  Limitations on Rights of Others. . . . . . . . . . . . . . . . . 20
   Section 10.9.  No Petition. . . . . . . . . . . . . . . . . . . . . . . . . . . 21
   Section 10.10. Certificate Transfer Restrictions. . . . . . . . . . . . . . . . 21
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     THIS TRUST AGREEMENT, dated as of July 21, 1998 (the "Trust Agreement"), is made between Arcadia Receivables Finance Corp., a Delaware corporation
(the "Seller") and Wilmington Trust Company, a Delaware corporation, as Owner
Trustee (in such capacity, the "Owner Trustee").

     In consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                  ARTICLE I
                                 DEFINITIONS

     Section 1.1. DEFINITIONS. All terms defined in the Sale and Servicing Agreement (as defined below) shall have the same meaning in this Agreement. Whenever capitalized and used in this Agreement, the following words and phrases, unless otherwise specified, shall have the following meanings:

     ADMINISTRATION AGREEMENT: The Administration Agreement, dated as of July __, 1998, between the Administrator and the Trust, as the same may be amended and supplemented from time to time.

     ADMINISTRATOR: Wilmington Trust Company, a Delaware corporation, or any successor Administrator under the Administration Agreement.

     AFL: Arcadia Financial Ltd., a Minnesota corporation, and its successors in interest.

     AGREEMENT OR "THIS AGREEMENT": This Trust Agreement, all amendments and supplements thereto and all exhibits and schedules to any of the foregoing.

     AUTHENTICATION AGENT: Wilmington Trust Company, or its successor in interest, and any successor authentication agent appointed as provided in this Agreement.

     BUSINESS TRUST STATUTE: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as the same may be amended from time to time.

     CERTIFICATE OR CERTIFICATE OF THE OWNER: A certificate executed by the Owner Trustee evidencing the beneficial ownership interest in the Trust, substantially in the form of Exhibit B.

     CERTIFICATE OF TRUST: The Certificate of Trust in the form of Exhibit A hereto filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

     CORPORATE TRUST OFFICE: The principal office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the Effective Date is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware

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19890-0001, Attention:  Corporate Trust Administration; the telecopy number for the Corporate Trust Office on the date of the execution of this Agreement is (302) 651-8882.

     DEPOSITOR:  The Seller in its capacity as depositor hereunder.

     EFFECTIVE DATE:  July 21, 1998

     NOTEHOLDER or HOLDER: The meaning assigned to such term in the Indenture.

     OWNER.  The Seller

     OWNER TRUSTEE: Wilmington Trust Company, or its successor in interest, acting not individually but solely as trustee, and any successor trustee appointed as provided in this Agreement.

     SALE AND SERVICING AGREEMENT: The Amended and Restated Sale and Servicing Agreement dated as of July 21, 1998, among the Trust, Arcadia Receivables Conduit Corp., as Original Issuer, the Seller, AFL, in its individual capacity and as Servicer, Bank of America National Trust and Savings Association, as Administrative Agent and as RCC Agent, Morgan Guaranty Trust Company of New York, as DFC Agent, and Norwest Bank Minnesota, National Association, as Backup Servicer, Collateral Agent and Indenture Trustee, as the same may be amended and supplemented from time to time.

     SECRETARY OF STATE:  The Secretary of State of the State of Delaware.

     SELLER: Arcadia Receivables Finance Corp., a Delaware corporation, or its successor in interest.

     TRUST: The trust created by this Agreement, the estate of which consists of the Trust Property.

     TRUST PROPERTY: The property and proceeds of every description conveyed pursuant to Section 2.5 hereof and Sections 1.8 and 2.1 of the Sale and Servicing Agreement, together with the Secured Accounts (including all Eligible Investments therein and all proceeds therefrom).

     Section 1.2. USAGE OF TERMS (a) With respect to all terms used in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the terms "include" or "including" mean "include without limitation" or "including without limitation." To the extent that definitions are contained in this Agreement, or in any such certificate or other document, such definitions shall control.

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          (b)  The references to the Related Documents entered into in connection with this Agreement shall be read to include, where appropriate, the original (as amended and supplemented) agreement related to each such amended and restated document.

     Section 1.3. SECTION REFERENCES. All references to Articles, Sections, paragraphs, subsections, exhibits and schedules shall be to such portions of this Agreement unless otherwise specified.

                                  ARTICLE II
                              CREATION OF TRUST

     Section 2.1. CREATION OF TRUST The Trust created by this Trust Agreement shall be known as "Arcadia Automobile Receivables Warehouse Trust," in which name the Trust may conduct business, make and execute contracts and other instruments and sue and be sued.

     Section 2.2. OFFICE. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Depositor and the Owner.

     Section 2.3. PURPOSES AND POWERS. The purpose of the Trust has been and is, and the Trust shall have the power and authority, to engage in the following activities:

          (i) to issue the Notes pursuant to the Indenture and to sell the Notes; to redeem Notes in accordance with the terms and conditions set forth in the Indenture;

          (ii) to issue $1.00 aggregate principal amount of the Certificate to the Owner upon the written order of the Depositor;

          (iii) with the proceeds of the sale of the Notes to pay to the Seller from time to time pursuant to the Sale and Servicing Agreement;

          (iv) to assign, grant, transfer, pledge, mortgage and convey the Trust Property to the Collateral Agent pursuant to the Security Agreement for the benefit of the Indenture Trustee and the Security Insurer and to hold, manage and distribute to the Owner pursuant to the terms of the Sale and Servicing Agreement any portion of the Trust Property released from the Lien of, and remitted to the Trust pursuant to, the Security Agreement; and, in connection with a sale by the Trust of the Trust Property, to assign, grant, transfer, pledge, mortgage and convey the Trust Property to such purchaser or purchasers and upon receipt of proceeds from such sale release the Lien granted pursuant to the Security Agreement;

          (v) to enter into and perform its obligations under the Related Documents to which it is to be a party;

          (vi) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

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          (vii)  subject to compliance with the Related Documents, to engage in such other activities as may be required in connection with conservation of the Trust Property and the making of distributions to the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or expressly authorized by the terms of this Agreement or the Related Documents.

     Section 2.4. APPOINTMENT OF OWNER TRUSTEE. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein, and the Owner Trustee hereby accepts such appointment.

     Section 2.5. INITIAL CAPITAL CONTRIBUTION OF TRUST PROPERTY. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee acknowledged receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Trust Property and shall be held by the Owner Trustee. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

     Section 2.6. DECLARATION OF TRUST. The Owner Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the use and benefit of the Owner, subject to the interests and rights in the Trust Property granted to other Persons by the Related Documents. It is the intention and agreement of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention and agreement of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be disregarded as an entity, and the assets of the Trust treated as owned in whole by the Depositor. The parties hereto agree to take no action contrary to the foregoing intention. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust

     Section 2.7.  TITLE TO TRUST PROPERTY.

          (a) Legal title to all the Trust Property shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Property to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

          (b) The Owner shall not have legal title to any part of the Trust Property. No transfer, by operation of law or otherwise, of any right, title or interest by the Owner of its ownership interest in the Trust Property shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

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     Section 2.8.  SITUS OF TRUST.  The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware. The Trust shall not have any employees in any state other than Delaware; PROVIDED, HOWEVER, that nothing herein shall restrict or prohibit the Owner Trustee, the Servicer or any agent of the Trust from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware, and payments will be made by the Trust only from Delaware. The only office of the Trust will be at the Corporate Trust Office in Delaware.

     Section 2.9. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR AND THE OWNER. On the date hereof, the Seller, as the Depositor and the Owner, makes the following representations and warranties with respect to itself on which the Owner Trustee relied and relies in accepting the Trust Property in trust and issuing the Certificates:

          (a) ORGANIZATION AND GOOD STANDING. It has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and as such business is currently conducted and is proposed to be conducted pursuant to this Agreement and the Related Documents.

          (b) DUE QUALIFICATION. It is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under the Related Documents requires such qualification.

          (c) POWER AND AUTHORITY. It has the power and authority to execute and deliver this Agreement and its Related Documents and to perform its obligations pursuant thereto; and the execution, delivery and performance of its Related Documents have been duly authorized by all necessary corporate action.

          (d) NO CONSENT REQUIRED. No consent, license, approval or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of the Related Documents, except for such as have been obtained, effected or made.

          (e) NO VIOLATION. The consummation of the transactions contemplated by its Related Documents and the fulfillment of its obligations under its Related Documents shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under, its certificate of incorporation or by-laws, or any indenture, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or violate any law, order, rule or regulation applicable to it of any court or of any federal or state regulatory

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     body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its properties.

          (f) NO PROCEEDINGS. There are no proceedings or investigations pending or, to its knowledge threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (A) asserting the invalidity of any of the Related Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by any of the Related Documents, or (C) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, any of the Related Documents

                                  ARTICLE III
                                THE CERTIFICATE

     Section 3.1. INITIAL OWNERSHIP. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Certificate, the Depositor was the sole beneficiary of the Trust.

     Section 3.2.  THE CERTIFICATE.

          The Certificate shall be executed on behalf of the Owner Trustee by manual or facsimile signature of any authorized signatory of the Owner Trustee having such authority under the Owner Trustee's seal imprinted or otherwise affixed thereon and attested on behalf of the Owner Trustee by the manual or facsimile signature of any authorized signatory of the Owner Trustee. The Certificate bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Owner Trustee shall be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of the Certificate.

     Section 3.3. AUTHENTICATION OF CERTIFICATES. Simultaneously with the initial sale, assignment and transfer to the Trust of the Receivables (including the interest of the Original Issuer therein) pursuant to the Sale and Servicing Agreement, upon Depositor's order (with no less than five Business Days prior notice) the Owner Trustee shall cause the Certificate to be executed on behalf of the Trust, authenticated and delivered to or upon the order of the Depositor. The Certificate shall not entitle its holder to any benefit under this Agreement, or be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit B executed by the Owner Trustee or the Authentication Agent, by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. Wilmington Trust Company is hereby initially appointed Authentication Agent. The Certificate shall be dated the date of its authentication.

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                                  ARTICLE IV
                           ACTIONS BY OWNER TRUSTEE

     Section 4.1. PRIOR NOTICE TO OWNER WITH RESPECT TO CERTAIN MATTERS.The Owner Trustee shall not take any of the following actions unless, at least 30 days before the taking of such action, the Owner Trustee shall have notified the Owner in writing of the proposed action and the Owner shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that the Owner has withheld consent or provided alternative direction:

          (a) the election by the Trust to file an amendment to the Certificate of Trust unless such amendment is required to be filed under the Business Trust Statute or unless such amendment would not materially and adversely affect the interests of the Owner;

          (b) the amendment of the Indenture or the Security Agreement by a supplemental indenture or agreement in circumstances where the consent of the Indenture Trustee or any Noteholder is required unless (i) such amendment would not materially and adversely affect the interests of the Owner or (ii) such amendment is made in connection with a Securitized Offering in accordance with the final sentence of Section 10.1 (a); or

          (c) the amendment, change or modification of the Administration Agreement, unless (i) such amendment would not materially and adversely affect the interests of the Owner or (ii) such amendment is made in connection with a Securitized Offering in accordance with the final sentence of Section 10.1(a).

     Section 4.2. ACTION BY OWNER WITH RESPECT TO BANKRUPTCY. The Owner Trustee shall not have the power, except at the written direction of the Owner, to commence a voluntary proceeding in bankruptcy relating to the Trust.

     Section 4.3. RESTRICTIONS ON POWER. Neither the Owner nor the Depositor shall have the right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement or any other Related Document, unless such Person previously shall have given to the Owner Trustee a written notice of default and of the continuance thereof, as provided in this Agreement and such Person shall have made written request upon the Owner Trustee to institute such action, suit or proceeding in its own name as Owner Trustee under this Agreement and shall have offered to the Owner Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Owner Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding, and during such 30-day period no request or waiver inconsistent with such written request has been given to the Owner Trustee pursuant to and in compliance with this Section or Section 5.3.

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                                   ARTICLE V
                     AUTHORITY AND DUTIES OF OWNER TRUSTEE

     Section 5.1. GENERAL AUTHORITY. The Owner Trustee is authorized and directed to execute and deliver the Related Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Related Documents to which the Trust is to be a party and any amendment thereto (including any amendment entered into in connection with a Securitized Offering in accordance with the final sentence of Section 10.1(a) hereof and any additional agreements called for by each such amendment), and on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver the Notes in the aggregate amount of authorized by the Indenture. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Related Documents. The Owner Trustee is further authorized, on behalf of the Trust, to enter into the Administration Agreement, to appoint, with the consent of the Administrative Agent, a successor Administrator and to take from time to time such action as the Administrative Agent recommends with respect to the Related Documents so long as such actions are consistent with the terms of the Related Documents.

     Section 5.2. GENERAL DUTIES. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged through the Administrator or such agents as shall be appointed with the consent of the Administrative Agent) all of its responsibilities pursuant to the terms of this Agreement and the Related Documents and to administer the Trust in the interest of the Owner, subject to the Related Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Related Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Related Document, and the Owner Trustee shall not be liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

     Section 5.3.  ACTION UPON INSTRUCTION.

          (a) Subject to Article IV, the Owner shall have the exclusive right to direct the actions of the Owner Trustee in the management of the Trust, so long as such instructions are not inconsistent with the express terms set forth herein or in any Related Document. The Owner shall not instruct the Owner Trustee in a manner inconsistent with this Agreement or the other Related Documents.

          (b) The Owner Trustee shall not be required to take any action hereunder or under any other Related Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is contrary to the terms hereof or of any other Related Document or is otherwise contrary to law.

          (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Related Document, the Owner Trustee shall promptly give notice (in such form as shall be

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

     appropriate under the circumstances) to the Owner requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction received from the Owner, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Related Documents, as it shall deem to be in the best interests of the Owner, and shall have no liability to any Person for such action or inaction.

          (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Related Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Owner requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received from the Owner, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Related Documents, as it shall deem to be in the best interests of the Owner, and shall have no liability to any Person for such action or inaction.

     Section 5.4. NO DUTIES EXCEPT AS SPECIFIED IN THIS AGREEMENT OR IN INSTRUCTIONS. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Property, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Trust is a party, except as expressly provided by the terms of this Agreement (including as provided in Section 5.2) or in any written instruction received by the Owner Trustee pursuant to
Section 5.3; and no implied duties or obligations shall be read into this Agreement or any Related Document against the Owner Trustee. The Owner Trustee shall have no responsibility for preparing, monitoring or filing any financing or continuation statements in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement or any other Related Document; however, the Owner Trustee will from time to time execute and deliver such financing or continuation statements as are prepared by the Servicer or the Administrator and delivered to the Owner Trustee for its execution on behalf of the Trust for the purpose of perfecting or maintaining the perfection of such a security interest or lien or effecting such a recording. The Owner Trustee nevertheless agrees that it will, at its own cost and expense (and not at the expense of the Trust), promptly take all action as may be necessary to discharge any liens on any part of the Trust Property that are attributable to claims against the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Trust Property.

     Section 5.5. NO ACTION EXCEPT UNDER SPECIFIED DOCUMENTS OR INSTRUCTIONS. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of, the Trust Property except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the other Related Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 5.3.

     Section 5.6.  RESTRICTIONS.  The Owner Trustee shall not take any action
(a) that is inconsistent with the purposes of the Trust set forth in Section
2.3 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for Federal income tax purposes. The Owner shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

     Section 5.7.  ADMINISTRATION AGREEMENT.

          (a) The Administrator is authorized to execute on behalf of the Trust all documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust to prepare, file or deliver pursuant to the Related Documents. Upon written request, the Owner Trustee shall execute and deliver to the Administrator a power of attorney appointing the Administrator its agent and attorney-in-fact to execute all such documents, reports, filings, instruments, certificates and opinions.

          (b) If the Administrator shall resign or be removed pursuant to the terms of the Administration Agreement, the Owner Trustee may, and is hereby authorized and empowered to, subject to obtaining the prior written consent of the Administrative Agent and the Security Insurer (as long as no Insurer Default shall have occurred), appoint or consent to the appointment of a successor Administrator pursuant to the Administration Agreement.

          (c) If the Administration Agreement is terminated, the Owner Trustee may, and is hereby authorized and empowered to, subject to obtaining the prior written consent of the Administrative Agent (as long as no Insurer Default shall have occurred), appoint or consent to the appointment of a Person to perform substantially the same duties as are assigned to the Administrator in the Administration Agreement pursuant to an agreement containing substantially the same provisions as are contained in the Administration Agreement.

          (d) The Owner Trustee shall promptly notify the Owner, the Depositor and the Security Insurer of any default by or misconduct of the Administrator under the Administration Agreement of which the Owner Trustee has received written notice or of which a Responsible Officer has actual knowledge.

                                  ARTICLE VI
                         CONCERNING THE OWNER TRUSTEE

     Section 6.1. ACCEPTANCE OF TRUSTEE AND DUTIES. The Owner Trustee accepts the trusts created by this Agreement and hereby agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Trust Property upon the terms of this Agreement and any other of the Related Documents. The Owner Trustee shall not be answerable or accountable hereunder or under any other Related Document under any circumstances, except (i) for its own willful misconduct or gross negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.3, (iii) for liabilities arising from the failure of the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 5.4 hereof, (iv) for any investments issued by the Owner Trustee or any branch or affiliate thereof in its commercial capacity or (v) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee in connection with any of the transactions contemplated by this Agreement or any other Related Document. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) the Owner Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Owner Trustee;

          (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the instructions of the Owner;

          (c) no provision of this Agreement or any other Related Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Related Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under this Agreement or any of the other Related Documents, including the principal of and interest on the Notes or payments under the Policy;

          (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or the Owner or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Property or for or in respect of the validity or sufficiency of the other Related Documents, other than the certificate of authentication on the Certificate, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to the Custodian, the Indenture Trustee, any Noteholder, the Collateral Agent or to the Owner other than as expressly provided for herein and in the other Related Documents;

          (f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Custodian, the Indenture Trustee, the Collateral Agent or the Servicer under any of the Related Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Related Documents that are required to be performed by the Administrator under the Administration Agreement, the Custodian under the Custodian Agreement, the Indenture Trustee under the Indenture, the Collateral Agent under the Security Agreement or the Servicer under the Sale and Servicing Agreement; and

          (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Related Document, at the request, order or direction of the Owner, unless the Owner has offered to the Owner Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Related Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

     Section 6.2. FURNISHING OF DOCUMENTS. The Owner Trustee shall furnish to the Owner, the Indenture Trustee, the Collateral Agent and the Security Insurer promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Related Documents unless any such Person shall have previously received such items.

     Section 6.3. REPRESENTATIONS AND WARRANTIES. The Owner Trustee hereby represents and warrants to the Depositor and the Owner that:

          (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority and all franchises, grants, authorizations, consents, orders and approvals from all governmental authorities necessary to execute, deliver and perform its obligations under each Related Document to which the Trust is a party.

          (b) It has taken all corporate action necessary to authorize the execution and delivery by it of each Related Document to which the Trust is a party, and each Related Document will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

          (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or result in the creation or imposition of any lien, charge or encumbrance on the Trust Property resulting from actions by or claims against the Owner Trustee individually which are unrelated to the Related Documents.

     Section 6.4.  RELIANCE; ADVICE OF COUNSEL.

          (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it in good faith to be genuine and to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Related Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and
     (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any other Related Document.

     Section 6.5. NOT ACTING IN INDIVIDUAL CAPACITY. Except as provided in this Article VI, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any other Related Document shall look only to the Trust Property for payment or satisfaction thereof.

     Section 6.6. OWNER TRUSTEE NOT LIABLE FOR CERTIFICATE, NOTES OR RECEIVABLES. The recitals contained herein and in the Certificate (other than the signature and counter-signature of the Owner Trustee on the Certificate) shall be taken as the statements of the Depositor (other than the signature or countersignature of the Owner Trustee on the Notes), and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any other Related Document or of the Certificate (other than the signature and counter-signature of the Owner

Trustee on the Certificate) or the Notes (other than the signature or counter-signature of the Owner Trustee on the Notes), or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Property or its ability to generate the payments to be distributed to or the Noteholders under the Indenture, including, without limitation:
the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable or any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the performance by the Security Insurer under the Note Policy; the compliance by the Seller or the Servicer with any warranty or representation made under any Related Document or in any related document or the accuracy of any such warranty or representation or any action of the Indenture Trustee, the Custodian, the Collateral Agent or the Servicer taken in the name of the Owner Trustee.

     Section 6.7. OWNER TRUSTEE MAY OWN NOTES. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may deal with the Depositor, the Seller, the Indenture Trustee, the Collateral Agent and the Servicer in banking or other transactions with the same rights as it would have if it were not Owner Trustee.

                                 ARTICLE VII
                        COMPENSATION OF OWNER TRUSTEE

     Section 7.1. OWNER TRUSTEE'S FEES AND EXPENSES. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between AFL and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by AFL for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder; PROVIDED, HOWEVER, that the Owner Trustee shall only be entitled to reimbursement for expenses hereunder to the extent such expenses are fees of outside counsel engaged by the Owner Trustee in respect of the performance of its obligations hereunder.

     Section 7.2. NON-RECOURSE OBLIGATIONS. Notwithstanding anything in this Agreement or any Related Document, the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Trust that all obligations of the Trust to the Owner Trustee individually or as Owner Trustee for the Trust shall be recourse to the Trust Property only.

                                 ARTICLE VIII
                                  TERMINATION

     Section 8.1.  TERMINATION OF THE TRUST.

          (a) The respective obligations and responsibilities of the Depositor, the Owner and the Owner Trustee created by this Agreement and the Trust created by this Agreement shall terminate upon the maturity or other liquidation of the last Receivable and the subsequent distribution of amounts in respect of such Receivables as provided in the Related Documents; PROVIDED, HOWEVER, that in no event shall the trust created by this Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living on the date of this Agreement of Rose Kennedy of the Commonwealth of Massachusetts; and PROVIDED, FURTHER, that any rights to indemnification that the Owner Trustee or its successors, assigns and agents may have shall survive the termination of the Trust. The Servicer shall promptly notify the Owner Trustee of any prospective termination pursuant to this Section 8.1.
     The bankruptcy, liquidation, dissolution, termination, resignation, expulsion, withdrawal, death or incapacity of Owner, shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle the Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Property nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

          (b) Except as provided in Section 8.1(a), neither the Depositor nor the Owner shall be entitled to revoke or terminate the Trust.

          (c) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.

                                 ARTICLE IX
           SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

     Section 9.1. ELIGIBILITY REQUIREMENTS FOR OWNER TRUSTEE. The Owner Trustee shall at all times be a corporation (i) satisfying the provisions of
Section 3807(a) of the Business Trust Statute; (ii) authorized to exercise corporate trust powers; (iii) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authorities; and (iv) having (or having a parent which has) a rating of at least Baa3 by Moody's or BBB by Standard & Poor's. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.2.

     Section 9.2. RESIGNATION OR REMOVAL OF OWNER TRUSTEE. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Owner and the Servicer at least 30 days before the date specified in such instrument. Upon receiving such notice of resignation, the Owner shall promptly appoint a successor Owner Trustee meeting the qualifications set forth in Section 9.1 by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

     If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.1 and shall fail to resign after written request therefor by the Owner or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Owner, with the consent of the Administrative Agent may remove the Owner Trustee. If the Owner shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Owner shall promptly appoint a successor Owner Trustee meeting the qualification requirements of
Section 9.1 by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

     Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until all fees and expenses, including any indemnity payments, due to the outgoing Owner Trustee have been paid and until acceptance of appointment by the successor Owner Trustee pursuant to
Section 9.3. The Owner shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

     Section 9.3. SUCCESSOR OWNER TRUSTEE. Any successor Owner Trustee appointed pursuant to Section 9.2 shall execute, acknowledge and deliver to the Owner and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Owner and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

     No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.1.

     Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Owner shall mail notice of the successor of such Owner Trustee to the Indenture Trustee, the Servicer, the Collateral Agent, the Security Insurer, the Noteholders and the Rating Agencies. If the Owner shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Owner.

     Section 9.4. MERGER OR CONSOLIDATION OF OWNER TRUSTEE. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 9.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and provided further that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

     Section 9.5. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Property, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.1.

     Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties, and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust Property or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

          (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

          (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

     Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

     Section 10.1.  AMENDMENT.

          (a) This Agreement may be amended by the Depositor, the Owner and the Owner Trustee, with the consent of the Security Insurer (as long as no Insurer Default shall have occurred and be continuing) but without the consent of the Noteholders, (i) to cure any ambiguity, or (ii) to correct, supplement or modify any provisions in this Agreement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder. In addition, this Agreement and any Related Document may be amended by the Depositor, the Owner and the Owner Trustee (or, in the case of a Related Document, the parties thereto), in connection with any Securitized Offering, so long as it is a condition precedent to the effectiveness of such amendment that any commitment to fund increases in the outstanding principal balance of the Notes under the Note Purchase Agreement, has been terminated.

          (b) This Agreement may also be amended from time to time by the Depositor, the Owner and the Owner Trustee, with the consent of the Security Insurer so long as no Insurer Default shall have occurred and be continuing, and if such amendment materially and adversely affects the interests of Noteholders, the consent of a Note Majority (which consent of any Holder of a Note given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Note and of any Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the
     Note) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Notes; PROVIDED, HOWEVER, that, no such amendment shall directly or indirectly (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Note or the Note Interest Rate (as defined in the Indenture) or (b) reduce the aforesaid percentage required to consent to any such amendment or any waiver hereunder, without the consent of the Holders of all Notes then outstanding.

          (c) Prior to the execution of any such amendment or consent (other than an amendment described in the final sentence of Section 10.1(a)), the Owner shall furnish written notification of the substance of such amendment or consent to each Rating Agency.

          (d) Promptly after the execution of any such amendment or consent (other than an amendment described in the final sentence of Section 10.1(a)), the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and the Collateral Agent unless such parties have previously received such notification.

          (e) It shall not be necessary for the consent of the Owner pursuant to Section 10.1(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe, including the establishment of record dates.

          (f) Prior to the execution of any amendment to this Agreement (other than an amendment described in the final sentence of Section 10.1(a)), the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

     Section 10.2. NO RECOURSE. The Owner by accepting the Certificate acknowledges that the Certificate represents beneficial ownership interests in the Trust only and does not represent interest in or obligations of the Seller, the Owner, the Servicer, the Owner Trustee, the Indenture Trustee, the Collateral Agent, the Security Insurer or any Affiliate of any of the foregoing and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, or the Related Documents.

     Section 10.3. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws thereof and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws.

     Section 10.4. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificate or the rights of the Owner.

     Section 10.5. CERTIFICATE NONASSESSABLE AND FULLY PAID. The Owner shall not be personally liable for obligations of the Trust, the Owner's beneficial ownership interest in the Trust represented by the Certificate shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and the Certificate upon execution thereof by the Owner Trustee pursuant to Section 3.3 are and shall be deemed fully paid.

     Section 10.6. COUNTERPARTS. For the purpose of facilitating its execution and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

     Section 10.7. NOTICES. All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Owner or the Depositor, at the following address: 7825 Washington Avenue South, Minneapolis, Suite 900 Minnesota, 55439-2435, Attention: Treasurer, with copies to: Arcadia Financial Ltd., 7825 Washington Avenue South, Suite 500, Minneapolis, Minnesota 55439-2435, Attention: Chief Financial Officer, (b) in the case of the Owner Trustee, at the Corporate Trust Office (c) in the case of the Administrative Agent or the RCC Agent, at the following address: 231 South LaSalle Street, Chicago, Illinois 60697, Attention: Asset Securitization Group; and (d) in the case of the DFC Agent, at the following address: 500 Stanton Christiana Road, Newark, Delaware 19713-2107, Attention: Asset Finance Group, or at such other address as shall be designated by any such party in a written notice to the other parties.

     Section 10.8. LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of (i) the Owner Trustee, the Depositor, the Administrator, (ii) to the extent expressly provided herein, the Indenture Trustee, the Collateral Agent and the Noteholders and (iii) the Security Insurer, as an intended third-party beneficiary hereunder. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim against the Owner or the Trust Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     Section 10.9. NO PETITION. The Owner Trustee, by entering into this Agreement, the Owner, by accepting the Certificate, and the Indenture Trustee, each Noteholder, the Security Insurer and the Collateral Agent by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Trust or the Owner, or join in any institution against the Trust or the Owner of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificate, the Notes, this Agreement or any of the other Related Documents.

     Section 10.10. CERTIFICATE TRANSFER RESTRICTIONS. To the fullest extent permitted by applicable law, the Certificate (or any interest therein) may not be transferred by the Owner to any Person.

     IN WITNESS WHEREOF, the Depositor, the Owner and the Owner Trustee have caused this Trust Agreement to be duly executed by their respective officers as of the day and year first above written.


                                       ARCADIA RECEIVABLES FINANCE CORP.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:



                                       WILMINGTON TRUST COMPANY


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:



Consented and Agreed:

ARCADIA FINANCIAL LTD.


By:
    --------------------------------
    Name:
    Title:







                         [Signature page to Trust Agreement]

                                                                      EXHIBIT A

                        ARCADIA CERTIFICATE OF TRUST OF
                 ARCADIA AUTOMOBILE RECEIVABLES WAREHOUSE TRUST


     THIS Certificate of Trust of ARCADIA AUTOMOBILE RECEIVABLES WAREHOUSE TRUST (the "Trust"), dated as of July 21, 1998, is being duly executed and filed by Wilmington Trust Company, a Delaware corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 DEL. CODE,
Section 3801 ET SEQ.).

     1. NAME. The name of the business trust formed hereby is ARCADIA AUTOMOBILE RECEIVABLES WAREHOUSE TRUST.

     2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration.

     3.   This Certificate of Trust will be effective July 21, 1998.

     IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

                                        Wilmington Trust Company, not in its
                                        individual capacity but solely as
                                        owner trustee under a Trust Agreement
                                        dated as of July 21, 1998.


                                        By
                                           -----------------------------------
                                           Name:
                                           Title:

                                                                      EXHIBIT B
                          [FORM OF OWNER CERTIFICATE]

                 ARCADIA AUTOMOBILE RECEIVABLES WAREHOUSE TRUST

                               OWNER CERTIFICATE

                 THIS CERTIFICATE MAY NOT BE TRANSFERRED.

     This Certificate evidences a beneficial ownership interest in the Trust, as defined below, the property of which includes certain retail installment sale contracts and promissory notes secured by new and used automobiles and light trucks and sold to the Trust by Arcadia Receivables Finance Corp.

     (This Certificate does not represent an obligation of, or an interest in, Arcadia Receivables Finance Corp., Arcadia Financial Ltd. or any affiliate of either of them.)

                 OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Trust Agreement.

WILMINGTON TRUST COMPANY,                WILMINGTON TRUST COMPANY,
not in its individual capacity but       not in its individual capacity but
solely as Owner Trustee             or   solely as Owner Trustee

                                         By Wilmington Trust Company,
                                         Authenticating Agent


by                                       by
   ---------------------------------        ------------------------------------

     THIS CERTIFIES THAT Arcadia Receivables Finance Corp. is the registered owner of interest in the Arcadia Automobile Receivables Warehouse Trust (the "Trust"). The Trust was created pursuant to a Trust Agreement, dated as of July 21, 1998 (the "Trust Agreement"), between Arcadia Receivables Finance Corp. and Wilmington Trust Company, not in its individual capacity but solely as owner trustee (the "Owner Trustee"). To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement or the Amended and Restated Sale and Servicing Agreement, dated as of July 21, 1998 (the "Sale and Servicing Agreement"), among the Trust, Arcadia Receivables Finance Corp., Arcadia Receivables Conduit Corp., Arcadia Financial Ltd., in its individual capacity and as servicer ("AFL" or the "Servicer"), Bank of America National Trust and Savings Association, Morgan Guaranty Trust Company of New York, and Norwest Bank Minnesota, National Association, as Backup Servicer, Collateral Agent and Indenture Trustee, as applicable.

     This Certificate is the duly authorized Certificate (herein called the "Certificate") provided for in the Trust Agreement. The Trust has also issued under the Amended and Restated Indenture dated as of July 21, 1998, between the Trust and Norwest Bank Minnesota, National Association, as trustee and collateral agent, Notes designated as Floating Rate Variable Funding Automobile Receivables-Backed Notes (the "Notes"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the owner by virtue of the acceptance hereof assents and by which Owner is bound.

     The recitals contained herein shall be taken as the statements of the Depositor, the Owner or the Servicer, as the case may be, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Certificate or of any Purchased Receivable or related document.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Owner Trustee on behalf of the Trust and not in its individual capacity has caused this Certificate to be duly executed.


Dated:  July 21, 1998                  ARCADIA AUTOMOBILE RECEIVABLES
                                         WAREHOUSE TRUST

                                       By:  WILMINGTON TRUST COMPANY,
                                            not in its individual capacity
                                            but solely as Owner Trustee


                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

Attest:


--------------------------------
Name:
Title: